AMENDMENT NO. 1 TO
               AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
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     AMENDMENT  ("Amendment"),  dated  as  of September 23, 1996, by and among
CORESTATES BANK, N.A., a national banking association ("CoreStates"), CONGRESS FINANCIAL CORPORATION (CENTRAL), an Illinois corporation ("Congress", and together with CoreStates, each individually, a "Lender", and collectively, "Lenders"), CONGRESS FINANCIAL CORPORATION (CENTRAL), an Illinois corporation, in its capacity as agent for Lenders (in such capacity, "Agent") and HAYNES INTERNATIONAL, INC., a Delaware corporation ("Borrower").


     W  I  T  N  E  S  S  E  T  H  :
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     WHEREAS,  Borrower has entered into financing arrangements with Agent and
Lenders pursuant to which Agent may make secured revolving loans and advances and provide other financial accommodations to Borrower on behalf of Lenders as set forth in the Amended and Restated Loan and Security Agreement, dated as of August 23, 1996, by and among Agent, Lenders and Borrower (as amended and supplemented hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and the other Financing Agreements (as defined therein); and

     WHEREAS, in accordance with the terms of the Loan Agreement, upon the redemption of certain notes issued by Borrower, Borrower is granting to Agent for the benefit of Lenders a security interest in and mortgage and lien upon the equipment and real property of Borrower; and

     WHEREAS, in order to reflect the grant to Agent of such additional collateral, certain amendments and supplements to the agreements of Borrower with Agent and Lenders are necessary or desirable;

     WHEREAS, by this Amendment, Agent, Lenders and Borrower desire and intend to evidence such amendments and supplements; and

     NOW, THEREFORE, in consideration of the foregoing, the mutual agreements and covenants contained herein, and other good and valuable consideration, Agent, Lenders and Borrower agree as follows:

     1.          Definitions.
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          (a)          Amendments  to  Definitions.
                       ---------------------------

               (i) All references to the term "Collateral" in the Loan Agreement shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, the following:

                    (A)    the  Equipment;

                    (B)    the  Real  Property;

                    (C) to the extent constituting proceeds of, related to or arising in connection with any Equipment or Real Property, all contract rights, chattel paper, instruments, notes, general intangibles and all forms of obligations owing to Borrower (and including obligations owing to Borrower by its Subsidiaries and Affiliates);

                    (D) all of Borrower's present and future books, records, ledger cards, data processing records, computer software and other property and general intangibles at any time evidencing or relating to any of the Equipment or Real Property and other property referred to in this Section 1(a); and

                    (E) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, and all proceeds of such proceeds and products, including, without limitation, all cash and credit balances, all payments under any indemnity, warranty, or guaranty payable with respect to any of the foregoing, all proceeds of insurance, and all money and other personal property obtained as a result of any claims against third parties or any legal action or proceeding with respect to any of the foregoing.

               (ii) All references to the term "Records" in the Loan Agreement shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, all of Borrower's present and future books, records, ledger cards, data processing records, computer software and other property and general intangibles at any time evidencing or relating to the Equipment and Real Property and other property referred to in this Section 1(a).

          (b)          Interpretation.  For purposes of this Amendment, unless
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otherwise  defined  herein,  all terms used herein, including, but not limited to, those terms used and/or defined in the recitals hereto, shall have the respective meanings assigned thereto in the Loan Agreement.

     2.      Grant of Security Interest.  To secure payment and performance of
             --------------------------
all Obligations, in addition to and not in limitation of, any other Collateral heretofore or hereafter granted by Borrower to Agent or Lenders, Borrower hereby grants to Agent, for itself and the ratable benefit of Lenders, a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to Agent, for itself and the ratable benefit of Lenders, in each case as security, the following property and interests in property of Borrower, whether now owned or hereafter acquired or existing, and wherever located:

           (a)    all  Equipment;

          (b)    all  Real  Property;

          (c) to the extent constituting proceeds of, related to or arising in connection with any Equipment or Real Property, all contract rights, chattel paper, instruments, notes, general intangibles and all forms of obligations owing to Borrower (and including obligations owing to Borrower by its Subsidiaries and Affiliates);

           (d) all of Borrower's present and future books, records, ledger cards, data processing records, computer software and other property and general intangibles at any time evidencing or relating to any of the Equipment or Real Property or other property referred to in this Section 2; and

          (e) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, and all proceeds of such proceeds and products, including, without limitation, all cash and credit balances, all payments under any indemnity, warranty, or guaranty payable with respect to any of the foregoing, all proceeds of insurance, and all money and other personal property obtained as a result of any claims against third parties or any legal action or proceeding with respect to any of the foregoing.

     3.        Governing Law.  Section 12.1(a) of the Loan Agreement is hereby
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deleted  in  its  entirety  and  the  following  substituted  therefor:

          "(a)          The  validity,  interpretation and enforcement of this
Agreement and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Illinois (without giving effect to principles of conflicts of law), except, that, the
                                                             ------  ----
validity, interpretation and enforcement of (i) the Mortgage Documents relating to the Real Property located in Kokomo, Howard County, Indiana shall be governed by the internal laws of the State of Indiana (without giving effect to principles of conflicts of law) and (ii) the Mortgage Documents relating to the Real Property located in Arcadia, Bienville Parish, Louisiana shall be governed by the internal laws of the State of Louisiana (without giving effect to principles of conflicts of law)."

     4.     Chief Executive Office.  The address of the chief executive office
            ----------------------
of Borrower as set forth in the Loan Agreement and the other Financing Agreements is hereby amended to be 1020 West Park Avenue, Kokomo, Indiana 46901.

     5.       Representations, Warranties.  All representations and warranties
              ---------------------------
in the Loan Agreement and the other Financing Agreements applicable to the Collateral shall apply to the Collateral as such term is amended hereby.

     6.         Representations, Warranties and Covenants.  In addition to the
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continuing  representations,  warranties and covenants heretofore or hereafter made by Borrower to Agent and Lenders pursuant to the other Financing Agreements, Borrower hereby represents, warrants and covenants with and to Agent and Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

          (a) No Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred as of the date of this Amendment.

          (b) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

     7.      Effect of this Amendment.  Except as modified pursuant hereto, no
             ------------------------
other changes or modifications to the Financing Agreements are intended or implied, and in all other respects, the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

     8.      Further Assurances.  Borrower shall execute and deliver, or shall
             ------------------
cause the execution and delivery of, such additional documents and take such additional actions as may be requested by Agent or Lenders to effectuate the provisions and purposes of this Amendment.

S16\CONGRESS\HAYNES\AMEND-4.DWM\el
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     9.        Governing Law.  The validity, interpretation and enforcement of
               -------------
this Amendment and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise shall be governed by the internal laws of the State of Illinois (without giving effect to principles of conflicts of laws).

     10.       Binding Effect.  This Amendment shall be binding upon and inure
               --------------
to the benefit of each of the parties hereto and their respective successors and assigns. The Loan Agreement and this Amendment shall be read and construed as one agreement.

     11.        Counterparts.  This Amendment may be executed in any number of
                ------------
counterparts,  but  all of such counterparts shall together constitute but one
and  the  same  agreement.    In  making
proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties thereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

                              HAYNES  INTERNATIONAL,  INC.

                              By: /s/ J. F. Barker

                              Title: V.P. Finance


                              CONGRESS  FINANCIAL  CORPORATION
                              (CENTRAL),  in  its  individual
                              capacity  and  as  agent

                              By: /s/ Daniel E. Wolf

                              Title: SVP


                              CORESTATES  BANK,  N.A.

                              By: /s/ Myron Landau

                              Title: V.P.